UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Aptose Biosciences Inc.

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VOTING INSTRUCTION FROM APTOSE BIOSCIENCES INC. Meeting Type: special meeting meeting date: monday january 27, 2025 at 7:00 am pst scord date: for holders as of december 24, 2024 proxy deposit date: January 23, 2025 cuid: account No: cusip: 03835t309 control No.: step 2 appoint a proxy (optional ) step 3 complete your ovting directions setp 4 this document must be signed and dated signature(s) invalid if not signed

Voting instruction form special meeting aptose biosciences inc when: monday, january 27, 2025 at 7:00 a.m. pst where: by live Review your voting options step 1 we need to receive your voting instructions at least one business day before the proxy deposit date. control No. proxy deposit date january 23, 2025